                                                                   EXHIBIT 99.13


                    SETTLEMENT AGREEMENT AND GENERAL RELEASE


     This Settlement Agreement and General Release (this "Agreement") is hereby entered into by and between Eric Alam, an individual (the "Executive"), and Commerce Energy, Inc., a California corporation, formerly known as Commonwealth Energy Corporation, (the "Company"), and Commerce Energy Group, Inc., a Delaware corporation ("Commerce").

                                    RECITALS

     A. The Executive was employed as Senior Vice-President of Sales of Commerce pursuant to at-will employment. The Executive was previously employed as a principal in Skipping Stone, Inc which was acquired by the Company in April 2004; and

     B. The Executive, the Company and Commerce have determined that it is in their mutual best interests that the Executive resign his position with Commerce and its Related Entities on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Effective Date. Except as otherwise provided herein, this Agreement shall be effective on the eighth day after it has been executed by each of the parties (the "Effective Date").

        2. Resignation as Employee. The Executive hereby voluntarily, unconditionally and irrevocably resigns as an executive officer of Commerce and any of its parents, direct or indirect subsidiaries, affiliates, divisions or related entities (collectively referred to herein as "Commerce and its Related Entities"), effective as of the close of business on December 1, 2005 (the "Resignation Date"). Commerce and the Company accept such resignation.

        3. No Continuation of Employee Benefits. Except as expressly provided in this Agreement or in the plan documents governing Commerce's and the Company's employee benefit plans, the Executive acknowledges that he no longer is eligible to receive, accrue or participate in any employee benefits or benefit plans provided by Commerce and its Related Entities for employees, including, without limitation, medical, dental and life insurance benefits, and Commerce's 401(k) retirement plan; provided, however, that nothing in this Agreement shall waive the Executive's right to any vested amounts in Commerce's 401(k) retirement plan, which amounts shall be handled as provided in the plan.

        4. COBRA Benefits. The Executive shall have the right to continue coverage at his own expense in accordance with the provisions of COBRA.

        5. Acknowledgement of Total Compensation and Indebtedness. The Executive acknowledges and agrees that the payments referred to under this Agreement extinguishes any and all obligations for monies or other compensation or benefits that the Executive claims or could claim to have earned or claims or could claim is owed to him as a result of his employment by Commerce and its Related Entities through the Resignation Date, or otherwise, except as expressly set forth herein.

        6. Purchase of Shares.

          (a) The Executive hereby represents and warrants that he beneficially and of record currently holds a total of 174,926 shares (which number includes the shares currently held in escrow relating to the Skipping Stone acquisition) of the common stock of Commerce (the "Shares") and that, other than the options referenced in Section 8 herein, he does not own, of record or beneficially any other shares of the common stock of Commerce.

          (b) Commerce will purchase from Executive all 174,926 of the Shares (the "Acquired Shares") at the price of $1.50 per share for a total purchase price of $262,389 (the "Total Purchase Price"). The Total Purchase Price shall be paid as follows: (a) 50% paid one business day after the Effective Date, (the "Closing Date") and (b) the remaining 50% paid on the first business day 90 days after the first payment is made. Payment to be made by wire transfer to an account designated by Executive. Commerce's obligation to purchase the Acquired Shares shall be cancelled and Commerce shall have no obligation to purchase the Acquired Shares if the Executive revokes the Agreement as provided in Section 13(c), below, or the Company and Commerce have not received a signed original of this Agreement and the other documents required in connection with it.

          (c) In connection with the sale of the Acquired Shares to Commerce, the Executive hereby represents and warrants to Commerce that (i) the Executive is, and will be on the Closing Date, the record owner of the Acquired Shares and has, and will have on the Closing Date, good and marketable title thereto, with full right and power to transfer and sell the Acquired Shares to Commerce on the Closing Date in accordance with this Agreement, free and clear of all liens, pledges, security interests, claims, charges, restrictions, prior assignments and encumbrances of any nature whatsoever, other than restrictions which arise under the securities laws; and (ii) the sale of the Acquired Shares to Commerce does not violate any other restriction of any kind or character to which the Executive is subject. As a condition precedent to the Company's and Commerce's execution of this Agreement, the Executive's spouse shall execute a spousal consent in the form attached hereto as Exhibit A consenting to the sale of the Acquired Shares as specified in this Agreement.

        7. Cancellation of Stock Options. The Executive acknowledges that he has been granted options to purchase 133,333 shares of the common stock of Commerce with an exercise price of $1.92 per share (the "Options"), all of which are currently subject to exercise. The parties hereto agree that the Options or other rights to purchase securities of Commerce shall be cancelled as of the Effective Date.

        8. Tax Consequences. The Executive acknowledges that (a) the Company has not made any representations to him about, and that he has not relied upon any statement in this Agreement with respect to, any individual tax consequences that may arise by virtue of the special payment provided under this Agreement and/or his sale of the Shares and (b) he has consulted or will consult with his own tax advisors as to any such tax consequences.

        9. Mutual Releases.

          (a) Release by the Executive. Except as otherwise expressly provided in this Agreement, the Executive, for himself and his heirs, executors, administrators, assigns, affiliates, successors and agents (collectively, the "Executive's Affiliates") hereby fully and without limitation releases and forever discharges Commerce and its Related Entities, and each of their respective agents, representatives, shareholders, owners, officers, directors, employees, consultants, attorneys, auditors, accountants, investigators, affiliates, successors and assigns (collectively, the "Commerce Releasees"), both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, which the Executive or any of the Executive's Affiliates has or may have or may claim to have against the Commerce Releasees by reason of any matter, cause, or thing whatsoever, from the beginning of time to the Effective Date ("Claims"), including, without limiting the generality of the foregoing, any Claims arising out of, based upon, or relating to the recruitment, hiring, employment, relocation, remuneration, investigation or termination of the Executive by any of the Commerce Releasees, the Executive's tenure as an employee and/or an officer of any of the Commerce Releasees, any agreement or compensation arrangement between the Executive and any of the Commerce Releasees, or any act or occurrence in connection with any actual, existing, proposed, prospective or claimed ownership interest of any nature of the Executive or the Executive's Affiliates in equity capital or rights in equity capital or other securities of any of the Commerce Releasees, or in connection with the Agreement and Plan of Merger dated March 29, 2004, by and among the Company, Skipping Stone Acquisition Corporation, Skipping Stone, Inc. and the holders of Skipping Stone, Inc. common stock (the "Skipping Stone Merger Agreement") and any other document or agreement referenced in the Skipping Stone Merger Agreement (the "Skipping Stone Agreements"), including, without limitation, the delivery of the shares of Commerce's common stock due to him under the Skipping Stone Agreements, to the maximum extent permitted by law. The Executive specifically and expressly releases any Claims arising out of or based on: the California Fair Employment and Housing Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Americans With Disabilities Act; the National Labor Relations Act, as amended; the Equal Pay Act; ERISA; any provision of the California Labor Code; the California common law on fraud, misrepresentation, negligence, defamation, infliction of emotional distress or other tort, breach of contract or covenant, violation of public policy or wrongful termination; state or federal wage and hour laws; or any other state or federal law, rule or regulation dealing with the employment relationship or operating a publicly held business. Nothing contained in this Section 9 or any other provision of this Agreement shall release or waive any right that Executive has to reimbursement of expenses by Commerce or the Company with respect to which the Executive may be eligible.

          (b) Release by Commerce and its Related Entities. Commerce and its Related Entities hereby fully and without limitation release and forever discharge the Executive and Executive's Affiliates, as well as their respective heirs, assigns, agents and attorneys ("Executive Releasees"), individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature, known or unknown, fixed or contingent, which Commerce and its Related Entities has or may have or may claim to have against the Executive Releasees by reason of any matter, cause or thing whatsoever from the first date the Executive was an employee, officer or director of Commerce and its Related Entities, or the predecessors of Commerce and its Related Entities, to the Effective Date, including, without limitation, any claims arising from the Executive's performance of his duties as an officer or employee.

        10. Waiver of Civil Code Section 1542.

          (a) The Executive and Commerce and its Related Entities understand and agree that their releases provided herein extend to all Claims released above whether known or unknown, suspected or unsuspected. The Executive and Commerce and its Related Entities expressly waive and relinquish any and all rights he/it may have under California Civil Code Section 1542, which provides as follows:

        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          (b) The Executive expressly waives and releases any rights and benefits which he has or may have under any similar law or rule of any other jurisdiction. It is the intention of each party through this Agreement to fully, finally and forever settle and release the Claims as set forth above. In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery of any additional Claims or facts relating thereto.

          (c) To the extent that Section 1542 may be deemed to apply to the Company's and/or Commerce's release set forth in Section 10(b), the Company and Commerce, on behalf of themselves and their Related Entities, expressly waive and relinquish any and all rights it or they may have under such Section, and any rights and benefits which it or they may have under any similar law or rule of any other jurisdiction.

        11. Release of Federal Age Discrimination Claims by the Executive. The Executive hereby knowingly and voluntarily waives and releases all rights and claims, known or unknown, arising under the Age Discrimination In Employment Act of 1967, as amended ("ADEA"), which he might otherwise have had against Commerce or the Company or any of the Commerce Releasees regarding any actions which occurred prior to the Effective Date.

        12. Rights Under the Older Workers Benefit Protection Act. In accordance with the Older Workers Benefit Protection Act of 1990, the Executive hereby is advised of the following:

          (a) The Executive has the right to consult with an attorney before signing this Agreement and is encouraged by Commerce and the Company to do so;

          (b) The Executive has twenty-one (21) days from his receipt of this Agreement to consider it; and

          (c) The Executive has seven (7) days after signing this Agreement to revoke Sections 5, 9 and 11 of this Agreement (which must be revoked in their entirety and as a group), and such Sections of this Agreement (as a group) will not be effective until that revocation period has expired without exercise. The Executive agrees that in order to exercise his right to revoke this Agreement within such seven (7) day period, he must do so in a signed writing delivered to Commerce's Chief Executive Officer before the close of business on the seventh calendar day after he signs this Agreement.

        13. Confidentiality of Agreement. After the execution of this Agreement by the Executive, neither the Executive, his attorney, nor any person acting by, through, under or in concert with them, shall disclose any of the terms of or amount paid under this Agreement (other than to state that Commerce has filed this Agreement and/or agreements related thereto as public documents) or the negotiation thereof to any individual or entity; provided, however, that the foregoing shall not prevent such disclosures by the Executive to his attorneys, tax advisors and/or spouse, or as may be required by law.

        14. No Filings. The Executive represents that he has not filed any lawsuits, claims, charges or complaints against Commerce, the Company or the Commerce Releasees with any local, state or federal agency or court from the beginning of time to the date of execution of this Agreement; that he will not do so at any time hereafter based upon events prior to the date of execution of this Agreement; that he will not induce, encourage, solicit or assist any other person or entity to file or pursue any proceeding of any kind against Commerce, the Company or the Commerce Releasees or voluntarily appear or invite a subpoena to testify in any such legal proceeding; and that, if any such agency or court ever assumes jurisdiction over any such lawsuit, claim, charge or complaint and/or purports to bring any legal proceeding, in whole or in part, on behalf of the Executive based upon events occurring prior to the execution of this Agreement, the Executive will request such agency or court to withdraw from and/or to dismiss the lawsuit, claim, charge or complaint with prejudice. This Section 14 shall not prohibit the Executive from challenging the validity of the ADEA release in Section 11 of this Agreement. It shall not be a breach of this Section 14 for the Executive to testify truthfully in any judicial or administrative proceeding.

        15. Confidential and Proprietary Information. The Executive acknowledges that certain information, observations and data obtained by him during the course of or related to his employment with Commerce and its Related Entities (including, without limitation, projection programs, business plans, business matrix programs (i.e., measurement of business), strategic financial projections, certain financial information, shareholder information, product design information, marketing plans or proposals, personnel information, customer lists and other customer information) are the sole property of Commerce and its Related Entities and constitute Confidential Information as defined the Commerce Energy Group Code of Business Conduct and Ethics. The Executive represents and warrants that he has returned all files, customer lists, financial information and other property of Commerce and its Related Entities that were in the Executive's possession or control without retaining copies thereof. The Executive further represents and warrants that he does not have in his possession or control any files, customer lists, financial information or other property of Commerce and its Related Entities. In addition to his promises in the Commerce Energy Group Code of Business Conduct and Ethics, the Executive agrees that he will not disclose to any person or use any such information, observations or data without the written consent of the Board of Directors of Commerce. If the Executive is served with a deposition subpoena or other legal process calling for the disclosure of such information, or if he is contacted by any third person requesting such information, he will notify Commerce's Chief Executive Officer as soon as is reasonably practicable after receiving notice and will reasonably cooperate with Commerce and its Related Entities in minimizing the disclosure thereof.

        16. Remedies. The Executive acknowledges that any unfair competition or misuse of trade secret or Confidential Information belonging to Commerce and its Related Entities, or any violation of Commerce Energy Group Code of Business Conduct and Ethics, and any violation of Sections 13 and 15 of this Agreement, will result in irreparable harm to Commerce and its Related Entities, and therefore, Commerce and its Related Entities shall, in addition to any other remedies, be entitled to immediate injunctive relief. To the extent there is any conflict between the Commerce Energy Group Code of Business Conduct and Ethics and this Section 16, the provision providing the greatest protection to Commerce and its Related Entities shall control.

        17. Cooperation Clause.

          (a) To facilitate the orderly conduct of Commerce and its Related Entities' businesses, for twelve (12) months after the Effective Date, the Executive agrees to cooperate with Commerce's and its Related Entities' reasonable requests for information or assistance related to the time of his employment.

          (b) For twelve (12) months after the Effective Date, the Executive agrees to cooperate with Commerce's and its Related Entities' and its or their counsel's reasonable requests for information or assistance related to (i) any investigations (including internal investigations) and audits of Commerce and its Related Entities' management's current and past conduct and business and accounting practices and (ii) Commerce and its Related Entities' defense of, or other participation in, any administrative, judicial, or other proceeding arising from any charge, complaint or other action which has been or may be filed relating to the period during which the Executive was engaged in employment with Commerce and its Related Entities. Except as required by law, court or administrative order or authorized in advance by the Board of Directors of Commerce, the Executive will not communicate, directly or indirectly, with any third party, including any person or representative of any group of people or entity who is suing or has indicated that a legal action against Commerce and its Related Entities or any of their directors or officers is being contemplated, concerning the management or governance of Commerce and its Related Entities, the operations of Commerce and its Related Entities, the legal positions taken by Commerce and its Related Entities, or the financial status of Commerce and its Related Entities. If asked about any such individuals or matters, the Executive shall say: "I have no comment," or words to that general effect, and shall direct the inquirer to Commerce. The Executive acknowledges that any material violation of this Section 18 will result in irreparable harm to Commerce and its Related Entities and will give rise to an immediate action by Commerce and its Related Entities for injunctive relief.

          (c) Commerce agrees to reimburse the Executive for all reasonable expenses the Executive incurs in providing information and/or assistance under this Section as long as the expenses have been authorized by Commerce's Chief Executive Officer or its Board of Directors in advance. Further, the Executive shall not be required to provide any information or assistance under this Section that exceeds twenty (20) hours in the aggregate, unless the parties hereto shall agree upon a commercially reasonable rate of compensation for the additional assistance. The Executive shall be in compliance with this Section as long as he provides reasonable cooperation, upon reasonable notice and so long as Commerce's requests for information and/or assistance are in a commercially reasonable time, place and manner.

        18. No Future Employment/No Appointment as a Director. The Executive understands that his employment and status as an officer with Commerce and its Related Entities irrevocably ended as of the Resignation Date and will not be resumed at any time in the future. The Executive agrees that he will not apply for, seek or accept employment by Commerce and its Related Entities at any time and will not apply for, seek or accept the nomination for or appointment as a director of Commerce and its Related Entities, unless invited to do so by Commerce and its Related Entities.

        19. Non-disparagement. The Executive agrees not to disparage or otherwise publish or communicate derogatory statements about Commerce and its Related Entities and any director, officer or manager and/or the products and services of these entities to any third party. Commerce and its Related Entities will not authorize or tolerate any disparagement of, or the publication or other communication of derogatory statements about, the Executive and/or the Executive's knowledge, skill, abilities or managerial or employment performance to any third party. It shall not be a breach of this
   Section 19 for the Executive or an authorized representative of Commerce and its Related Entities to testify truthfully in any judicial or administrative proceeding, or to make factually accurate statements required in legal or public filings.

        20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

        21. Venue and Waiver of Right to Jury Trial. The parties hereto agree that all actions or proceedings arising directly or indirectly under or related to this Agreement, whether instituted by the Executive or Commerce and its Related Entities, shall be litigated in courts located within the State of California, County of Orange, and each of the parties hereto expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon him/it wherever he/it may be located, or by certified or registered mail directed to his/its last known address. The parties hereby waive trial by jury in connection with any future dispute between them, any objection based on forum non conveniens, and/or any objection to venue of any action instituted as provided in this Section 21.

        22. Attorneys' Fees. In any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, including any purported breach of this

   Agreement, the prevailing party shall be entitled to an award of its costs and expenses, including reasonable pay its own attorneys' fees.

        23. Non-Admission of Liability. The parties understand and agree that neither the payment of any sum of money nor the execution of this Agreement by the parties will constitute or be construed as an admission of any wrongdoing or liability whatsoever by any party.

        24. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

        25. Entire Agreement. This Agreement, together with the attachments hereto, represents the sole and entire agreement among the parties and, except as expressly stated herein, supersedes all prior agreements, negotiations and discussions among the parties with respect to the subject matters contained herein.

        26. Waiver. No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto may be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

        27. Amendment. This Agreement may be modified or amended only if such modification or amendment is agreed to in writing and signed by duly authorized representatives of the parties hereto, which writing expressly states the intent of the parties to modify this Agreement.

        28. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original as against any party that has signed it, but all of which together will constitute one and the same instrument.

        29. Assignment. This Agreement inures to the benefit of and is binding upon the Company and its successors and assigns, but the Executive's rights under this Agreement are not assignable, except to his estate.

        30. Notice. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

         If to the Executive:           Eric Alam
                                        1907 Seven Maple Drive
                                        Kingswood, TX 77345


         If to the Company              Commerce Energy Group, Inc.
         or Commerce:                   600 Anton Boulevard, Suite 2000
                                        Costa Mesa, California 92626
                                        Attn:  Chief Executive Officer
                                        Fax:   (714) 481-6567

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender's machine; or if given by telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender's machine. Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

        31. Miscellaneous Provisions.

          (a) The parties represent that they have read this Agreement and fully understand all of its terms; that they have conferred with their attorneys, or have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of any such rights.

          (b) Both parties have participated in the drafting of this Agreement with the assistance of counsel to the extent they desired. The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender. The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision herein.

          (c) Each provision of this Agreement to be performed by a party hereto is both a covenant and condition, and is a material consideration for the other party's performance hereunder, and any breach thereof by the party will be a material default hereunder. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other. Time is of the essence in the performance of this Agreement.

          (d) Each party acknowledges that no representation, statement or promise made by any other party, or by the agent or attorney of any other party, except for those in this Agreement, has been relied on by him or it in entering into this Agreement.

          (e) Each party understands that the facts with respect to which this Agreement is entered into may be materially different from those the parties now believe to be true. Except in the case where the existence of any additional or different facts constitutes the breach of a representation or warranty, each party accepts and assumes this risk and agrees that this Agreement and the releases in it shall remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts, or of any claims with respect to those facts.

          (f) Unless expressly set forth otherwise, all references herein to a "day" are deemed to be a reference to a calendar day. All references to "business day" mean any day of the year other than a Saturday, Sunday or a public or bank holiday in Orange County, California. Unless expressly stated otherwise, cross-references herein refer to provisions within this Agreement and are not references to the overall transaction or to any other document.

          (g) Each party to this Agreement will cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

     EACH OF THE PARTIES ACKNOWLEDGES THAT HE/IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO IT, THAT IT INCLUDES A WAIVER OF THE RIGHT TO A TRIAL BY JURY, AND THAT IT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.



                            [SIGNATURE PAGE FOLLOWS]

          [SIGNATURE PAGE TO SETTLEMENT AGREEMENT AND GENERAL RELEASE]


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below.

"EXECUTIVE"                                       /s/ ERIC ALAM
                                                --------------------------------
                                                      Eric Alam


                                            Dated: November 17, 2005


"COMPANY"                                   COMMERCE ENERGY, INC.,
                                            a California corporation

                                            By:   /S/ STEVEN S. BOSS
                                                --------------------------------
                                                      Steven S. Boss
                                                      Chief Executive Officer

                                            Dated: November 17, 2005


"COMMERCE"                                  COMMERCE ENERGY GROUP, INC.,
                                            a Delaware corporation

                                            By:   /S/ STEVEN S. BOSS
                                                --------------------------------
                                                      Steven S. Boss
                                                      Chief Executive Officer

                                            Dated: November 17, 2005

                                  EXHIBIT INDEX


EXHIBIT                                     DESCRIPTION
------------      --------------------------------------------------------------

A                 Spousal Consent

                                    EXHIBIT A


                                 SPOUSAL CONSENT

                 The undersigned hereby acknowledges as follows:

     1. The undersigned has read the Settlement Agreement and General Release (the "Settlement Agreement") by and among Eric Alam ("Alam"), Commerce Energy, Inc (the "Company") and Commerce Energy Group Inc., ("Commerce"). The undersigned understands the contents of the Agreement and is aware that by the provisions of the Agreement, the undersigned's spouse agrees, among other things, to transfer certain securities of Commerce (the "Commerce Securities"), including the undersigned's community property interest therein (if any). THE UDERSIGNED HAS BEEN ADVISED TO CONSULT WITH COUNSEL OF HER CHOOSING IN CONNECTION WITH THIS SPOUSAL CONSENT AND HAS BEEN GIVEN AMPLE OPPORTUNITY TO DO SO. IF THE UNDERSIGNED HAS NOT CONSULTED WITH COUNSEL IN CONNECTION WITH THIS SPOUSAL CONSENT, THE UNDERSIGNED HAS KNOWINGLY AND WILLINGLY ELECTED NOT TO DO SO.

     2. The undersigned (a) consents to any such transfer or disposition of the Commerce Securities; (b) agrees that the undersigned's spouse, Alam, shall have the sole and exclusive management power with respect to the Commerce Securities;
(c) agrees that the undersigned will not effect or attempt to effect any transfer or disposition of the Commerce Securities or any interest therein; (d) agrees and directs that the residuary clause in the undersigned's will shall not be deemed to apply to the undersigned's interest in the Commerce Securities; (e) agrees that any bequests made by the undersigned in contravention of the above requirements shall be null and void.

     3. Should the spouse of the undersigned, Alam, die and bequeath to the undersigned any interest in the Commerce Securities in such a manner that no probate is required with respect thereto, or should the applicable probate laws relating to the community property interest (if any) of the undersigned in the Commerce Securities provide, upon the death of the undersigned's spouse, that the undersigned is entitled to a portion of the Commerce Securities without such portion being made subject to probate, or should the undersigned acquire any interest in the Commerce Securities during the undersigned's spouse's life by reason of any agreement, court order, judgment or decree, or for any reason whatsoever, then the undersigned further agrees that the undersigned shall perform all of the obligations of the undersigned's spouse, Alam, imposed under the Agreement.

     4. The undersigned shall perform any further acts and execute and deliver any other documents or procure any court orders which may be reasonably necessary or requested by Commerce or the Company to carry out the provisions of this Spousal Consent.

                                                 SPOUSE OF ERIC ALAM

                                                 /S/ SANDRA WEISBROD ALAM
                                                 -------------------------------
                                                 Name: Sandra Weisbrod Alam
                                                 Address: 1907 Seven Maple Drive
                                                          Kingswood, TX 77345
                                                 Date: November 17, 2005


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